UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a party other than the Registrant [     ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MSGI Security Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note:

This revision to the Definitive Proxy Statement on Schedule 14A is being filed in order to file a corrected proxy card, as the previously filed proxy card contained an inadvertent error.

MSGI SECURITY SOLUTIONS, INC.

PROXY CARD
SPECIAL MEETING OF STOCKHOLDERS, MARCH 6, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MSGI SECURITY
SOLUTIONS, INC., FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

March 6, 2007.

          The Board of Directors recommends a vote “FOR” the following proposals:

          1.           To increase the number of authorized shares of capital stock of the Company from 9,393,750 to 100,050,000, divided into 100,000,000 shares of Common Stock, and 50,000 shares of Preferred Stock.

[   ] FOR      [   ] AGAINST      [   ] ABSTAIN

          2.           Approval of conversion of Series G Preferred Stock and issuance of Common Stock.

[   ] FOR      [   ] AGAINST      [   ] ABSTAIN

          3.           Approval of issuance of Series G Preferred Stock to certain executive officers.

[   ] FOR      [   ] AGAINST      [   ] ABSTAIN

          4.           Ratification of Private Placement of Notes and Warrants issued to certain institutional investors.

[   ] FOR      [   ] AGAINST      [   ] ABSTAIN

          5.           Approval of the amendment to Company’s Articles of Incorporation to remove certain business combination and reclassification provisions.

[   ] FOR      [   ] AGAINST      [   ] ABSTAIN

(See reverse side)

          The undersigned hereby appoints J. Jeremy Barbera and Richard Mitchell, III, and each of them, proxies, with full power of substitution, to vote all shares of Common Stock of the undersigned in MSGI SECURITY SOLUTIONS, INC. at the Special Meeting of Stockholders to be held on March 6, 2007, and at any adjournment thereof, upon all subjects that may properly come before the meeting. If specific directions are not given with respect to the proposals or any other matters to be acted upon at the special meeting and this proxy card is signed and returned, the proxies will vote in accordance with the Board’s recommendation (i.e., for the proposals) and on any other matter that may properly come before the meeting.

          Please date and sign exactly as your name or names appear on this proxy card. If the shares are held jointly, each Stockholder should sign. If signing as an executor, trustee, administrator, custodian, guardian, corporate officer, or pursuant to a power of attorney, please so indicate below.

Dated: _________________________

By: ____________________________

          [   ] Check this box if you have either a change of address or comments, and please note the same on this proxy card.